3. Summary of Significant Accounting Policies: (e) Impairment of Assets (Policies)	12 Months Ended
Jun. 30, 2023
Policies
(e) Impairment of Assets

(e)Impairment of Assets

At each reporting date, the Company reviews the carrying amounts of its assets to determine whether there are any indicators of impairment. If any such indicator exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment, if any.

Where the asset does not generate cash inflows that are independent from other assets, the Company estimates the recoverable amount of the cash-generating unit (“CGU”) to which the asset belongs. Any intangible asset with an indefinite useful life is tested for impairment annually and whenever there is an indication that the asset may be impaired. An asset’s recoverable amount is the higher of FVLCS and VIU. In assessing VIU, the estimated future cash flows are discounted to their present value, using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which estimates of future cash flows have not been adjusted.

3.Summary of Significant Accounting Policies (continued)

(e)Impairment of Assets (continued)

If the recoverable amount of an asset or CGU is estimated to be less than its carrying amount, the carrying amount is reduced to the recoverable amount and an impairment loss is recognized immediately in the consolidated statements of loss and comprehensive loss. Where an impairment subsequently reverses, the carrying amount is increased to the revised estimate of recoverable amount but only to the extent that this does not exceed the carrying value that would have been determined if no impairment had previously been recognized. A reversal of impairment is recognized in the consolidated statements of loss and comprehensive loss.